                                                            Annual Report
                                                       -------------------------

                                                         December 31, 1996

                                                         The
                                                         Fulcrum
                                                         Fund/SM/
                                                         Variable
                                                         Annuity

                                                       -------------------------


                                      [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

General Information
--------------------------------------------------------------------------------

Officers of Allmerica Financial
Life Insurance and Annuity
Company
John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President,
  CFO and Treasurer
Abigail M. Armstrong, Secretary
  and Counsel

Investment Manager
Allmerica Investment
  Management Company, Inc.
440 Lincoln Street
Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

Independent Accountant
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street
New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110

Administrator
First Data Investor Services Group
4400 Computer Drive
Westborough, MA 01581

Officers of Allmerica
Investment Trust (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

Board of Trustees of AIT
John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John P. Kavanaugh
Bruce E. Langton
Attiat F. Ott
Richard M. Reilly
Ranne P. Warner

Investment Sub-Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653


                                   CONTENTS

A Letter From the Chairman.........................................2

Performance Summary................................................3

Bond and Money
Market Overview..................................................4-5

Money Market Fund..................................................6

Financials.......................................................F-1

For further information, see the accompanying annual reports.

For information on ordering a copy of the separate account annual report, see Client Notices on page F-9.

--------------------------------------------------------------------------------
                           A Letter From the Chairman
--------------------------------------------------------------------------------

[PHOTO OF JOHN F. O'BRIEN]

Dear Client:

The U.S. stock market turned in yet another outstanding year. This marked the sixth straight year of positive returns for the Dow Jones Industrial Average - a record. For the year, the Dow rose 28% on top of 1995's 37% increase. The combined return for the two-year period was 75%, the strongest in 40 years!

  In contrast, the bond market was characterized by volatility as investors' expectations changed throughout the year. January's optimism gave way to fears of a strong economy and potential interest rate increases by the Federal Reserve. These increases never occurred and the economy cooled off by itself during the second half of the year. The net effect of these swings was to produce a mediocre year in the bond market with the Lehman Aggregate Bond Index, a benchmark used by many bond investors, up a modest 3.61%. In the end, even conservative money market accounts did better, returning approximately 5.0%.

  International stock markets were generally quite positive. Sweden, Finland, Ireland, Spain, Portugal and Hong Kong all had returns greater than 30% in 1996. But these returns paled in comparison to many emerging markets like Poland's 87% return. However, not everything was rosy overseas. Japan, for example, declined 15.4%, as measured by Morgan Stanley's Country Index.

  Where will the best returns come from in 1997? Obviously, we don't know. What we do know, however, is that helping each individual to plan and strive to meet her or his saving and retirement goals is a business we take quite seriously. That's why we work so hard on what we can control - building a comprehensive investment program, hiring disciplined investment managers and constantly evaluating their performance. At Allmerica, we offer distinct investment choices across a wide variety of asset classes, investment strategies and styles. We also encourage our clients to implement disciplined investment programs which include building diversified portfolios, making ongoing contributions whenever possible and appropriate.

  Our Manager Evaluation Committee continuously seeks to refine our investment program and rigorously monitors our sub-advisers. Based on their work, we made two significant changes during 1996. On July 1, 1996, Putnam Investment Management, Inc. assumed sub-advisory responsibility for the Select Growth Fund as announced in the semi-annual report. With this report, we are pleased to announce that CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc. assumed sub-advisory responsibility for the Small Cap Value Fund effective January 1, 1997. This is part of a larger change in which we are seeking to broaden the investment mandate of the Small Cap Value Fund to incorporate both small- and mid-cap value stocks. These changes reflect our ongoing commitment to bring you a diversified array of complementary investment choices and outstanding money managers.

  We encourage our clients to develop and implement a disciplined investment program that includes diversification, ongoing contributions in both up and down markets, and utilization of tax deferred savings vehicles whenever possible and appropriate. We also encourage you to periodically review your financial goals and risk tolerance, to insure that your investments are right for you.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board

--------------------------------------

Helping each individual to plan
and strive to meet her or his saving
and retirement goals is a business
we take quite seriously.

--------------------------------------

--------------------------------------------------------------------------------
                              Performance Summary
--------------------------------------------------------------------------------

THE FULCRUM FUND/SM/ VARIABLE ANNUITY . Average Annual Total Returns as of 12/31/96

 For easy reference, the total returns for The Fulcrum Fund/SM/ Variable Annuity subaccount is summarized below. Keep in mind, however, that these returns are net of all product charges except for the annual policy fee. For returns that do not reflect the deduction of product charges, please refer to the individual
                          Portfolio Review on page 6.


                            WITHOUT SURRENDER CHARGE    WITH SURRENDER CHARGE
                            ------------------------    ---------------------

                                          Ten Years                   Ten Years
                              One    Five   or Life    One      Five    or Life
Subaccounts                  Year   Years   of Fund    Year    Years    of Fund
--------------------------------------------------------------------------------

Allmerica Investment Trust
Money Market Fund            3.83%   2.86%     4.33%  -3.65%     1.58%    4.33%


Performance returns shown above are for the subaccount of The Fulcrum Fund//SM// Variable Annuity and assume an investment in the Money Market Fund on the date of inception, April 29, 1985. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                                                --------------------------------

                                                  For more information
                                                  about the performance
                                                  of the underlying fund, see
                                                  the Performance Review
                                                  on page 6.

                                                --------------------------------

Bond &
Money Market
Overview

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

  After experiencing the euphoria of double-digit returns in 1995, investors entered 1996 with expectations of strong performance. Poised for positive results, investors expected a series of short-term interest rate reductions. Recessionary fears dominated the outlook for the economy and forced the Federal Reserve to lower interest rates by one-fourth of a percentage point early in the first quarter.

  While most market experts predicted further interest rate reductions, those cuts never materialized. In fact, economic data showed the economy was growing at a much faster rate than expected, as evidenced by the February Employment Report which showed a 705,000 increase in jobs.

  From that point on, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth.

  By the end of June, several signs of moderating growth seemed to calm investor concerns that the economy was overheated. Prices of most commodities as well as consumer goods remained subdued. The consumer, hampered by existing high debt burdens, showed little inclination to go on a spending spree. And the manufacturing sector, outside of autos, exhibited only modest signs of improvement.

  In the fall, the market settled down as it became apparent President Clinton would be re-elected and the Republicans would control the House and Senate.

  Consequently, the bond market performed well, especially in October and November, as yields on the 30-year Treasury bond fell to about 6.3%. Unfortunately, year-end investor anxiety ultimately limited market gains.

                           [TIME LINE APPEARS HERE]

Investors worry all year about which way interest rates will move, leaving the bond market vulnerable to sudden shifts.

[GRAPHIC APPEARS HERE]

Anticipating a recession, Federal Reserve lowers target rate for Federal Funds by 0.25%.

[GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than expected, bad news for bond investors.

[GRAPHIC APPEARS HERE]

High yield bonds prove to be highest performing sector of fixed income market.

  Overall, results were varied for different fixed income sectors. The effect of the market's volatility was reflected in 30-year U.S. Treasury yields, as their yield fluctuated from a low of 5.95% in January to a July high of 7.2%. The Lehman Brothers Aggregate Bond Index, an industry benchmark, produced a total return of 3.61% as of December 31, 1996, which was down from 1995's spectacular 18.47% results.

  Investing in corporate bonds in 1996, on the other hand, proved to be a particularly sound strategy, as this segment of the bond market was one of the year's best performers. Strong credit fundamentals, ongoing demand and a moderate level of supply all contributed to its success. Among the top-returning corporate sectors were energy, driven by stabilizing oil prices and airlines, benefiting from the first industry profits since 1979.

  Another truly bright spot in the fixed income securities market was high-yield bonds, which returned approximately 13.5% for the year. Their relatively strong performance can be attributed to two key factors. First, high-yield bonds are less sensitive to changes in interest rates than other types of bonds. Secondly, the strong U.S. economy allayed investors' concerns about credit risk over the near-term. So even though the supply of new high-yield issues increased during the second quarter of 1996, heavy demand sustained prices, because investors sought higher yields.

  In addition, mortgage-backed securities performed admirably for the year. This sector of the fixed income market outperformed comparable Treasuries by nearly one percentage point.

  In the money markets, yields on bank certificates of deposits ended the year just slightly higher than where they began the year. A one-year certificate of deposit, for example, yielded approximately 4.95% - almost 1995's year-end yield. As a result, the total return for Money Market funds closely approximated their end of the year yield. The average seven-day compound yield on a taxable money fund hovered around 4.85% for most of the year, while the yield on tax-free funds fell to 2.98%.

  For 1997, fixed income market analysts predict a sluggish global economy, little inflation and robust employment and consumer confidence levels. These factors seem to indicate that bond yields should remain fairly steady and total returns for bond investors are likely to approximate their current yield.

Corporate bonds outpace Treasury bonds, driven by improving outlook and strong demand.

[GRAPHIC APPEARS HERE]

Markets rebound as it becomes apparent President Clinton will win upcoming election with few changes in the House and Senate.

[GRAPHIC APPEARS HERE]

JULY 96     AUG 96       SEPT 96      OCT 96       NOV 96       DEC 96

Market volatility affects U.S. Treasury bonds, as they fluctuate from 5.95% to a July high of 7.2%.

[GRAPHIC APPEARS HERE]

Mortgage-backed securities outperform comparable Treasuries by nearly a percentage point.

[GRAPHIC APPEARS HERE]

Fears persist that Federal Reserve may again raise rates to tighten money supply.

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------

Investment Sub-Adviser:
Allmerica Asset Management, Inc.

About The Fund:
Strives to maximize current income for investors with preservation of capital and liquidity.

Portfolio Composition:
As of December 31, 1996, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Commercial Paper                        62.50%
U.S. Government and Agency Obligations  16.33%
Corporate Notes and Bonds               13.41%
Other Short-Term Investments             5.52%
Other                                    2.24%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is an unmanaged index of 290 funds within the Money Market category.

  While short-term interest rates and yields were both lackluster for the year, the Money Market Fund delivered an impressive 5.36% return in 1996, outperforming its benchmark, the IBC/Donoghue First Tier Money Market Index.

  Throughout the year, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth. The effect of all this activity on the 30-year U.S. Treasury bond was evident, as its yield fluctuated from a low of 5.95% on January 1 to its July high of 7.19%.

  Despite these fluctuations, short-term interest rates remained relatively stable and the Money Market Fund was able to deliver a surprisingly strong performance relative to its benchmark. Not only was it able to preserve capital and maintain liquidity, it generated attractive current income - largely because it maintained a modestly longer average weighted maturity than the benchmark. As a result, the Fund was rated one of the top-performing First Tier Taxable Funds in IBC/Donoghue's Money Fund Report.

  Against the backdrop of continually fluctuating economic growth, the Fund's management focused on securities which tend to appreciate quickly during a rising interest rate environment. Over the year, its holdings remained concentrated in top-tier commercial paper and government agency discount notes.

  Going forward, the Fund's management expects that inflation will remain in check, under the watchful eye of the Federal Reserve and deterred by the ongoing sluggishness of worldwide economies. Therefore, management plans to maintain a longer average weighted maturity than its index, believing that this strategy will help maximize income while minimizing risk.

                   Growth of a $10,000 Investment Since 1986

                                              12/86             12/96
----------------------------------------------------------------------------
Money Market Fund                             $10,000           $18,475
IBC/Donoghue First Tier Money Market Index    $10,000           $17,147
Lipper Money Market Fund Average              $10,000           $17,113


                          Average Annual Total Returns

Years ended December 31, 1996                 1 year   5 year   10 year
----------------------------------------------------------------------------
Money Market Fund                               5.36%    4.38%     5.87%
IBC/Donoghue First Tier Money Market Index      4.88%    3.99%     5.54%
Lipper Money Market Fund Average                4.80%    3.96%     5.52%

                                                       -------------------------

                                                                Financials




                                                       -------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                               Value
  Par Value                                                  (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 13.41%

             Automotive - 4.97%
$3,000,000   American Honda Finance Corp., MTN
             5.62%, 08/15/97* (B)                          $  3,000,000
 1,000,000   Ford Motor Credit Co., MTN
             5.49%, 05/05/97*                                   999,851
   200,000   General Motors Acceptance Corp., MTN
             7.00%, 05/19/97                                    200,863
 2,500,000   General Motors Acceptance Corp., MTN
             5.46%, 06/04/97*                                 2,498,382
 1,100,000   General Motors Acceptance Corp., MTN
             6.50%, 07/25/97                                  1,104,943
 3,000,000   General Motors Acceptance Corp., MTN
             5.72%, 08/01/97*                                 3,002,449
                                                           ------------
                                                             10,806,488
                                                           ------------

             Security Brokers, Dealers and Exchanges - 3.46%
 3,000,000   Bear Stearns Cos., Inc., MTN
             5.60%, 10/08/97*                                 3,000,000
 2,500,000   Morgan Stanley Group, Inc., MTN
             5.79%, 02/14/97*                                 2,500,527
 2,000,000   Paine Webber Group, Inc., MTN
             Senior Note
             8.63%, 03/03/97                                  2,010,047
                                                           ------------
                                                              7,510,574
                                                           ------------

             Finance - 2.30%
 1,000,000   Associates Corp. of North America
             Senior Note
             6.88%, 01/15/97                                  1,000,410
 1,000,000   NBD Bank of North America, MTN
             4.60%, 02/03/97                                    998,956
   500,000   NBD Bank of North America, MTN
             6.50%, 05/27/97                                    501,127
 2,500,000   PNC Bank, MTN
             5.32%, 03/24/97*                                 2,499,512
                                                           ------------
                                                              5,000,005
                                                           ------------

             Food and Beverage - 1.15%
 2,500,000   PepsiCo, Inc.
             6.13%, 01/15/98                                  2,509,191
                                                           ------------

             Utilities - 0.93%
 1,000,000   Potomac Electric Power Co., MTN
             6.70%, 05/28/97                                  1,002,687
 1,000,000   Southwestern Bell Capital Corp., MTN
             7.75%, 10/30/97                                  1,014,477
                                                           ------------
                                                              2,017,164
                                                           ------------

             Retail - 0.60%
 1,300,000   Sears Roebuck & Co., MTN
             5.22%, 02/24/97                                  1,298,322
                                                           ------------
             Total Corporate Notes and Bonds                 29,141,744
             (Cost $29,141,744)                            ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.33%

             Federal Home Loan Bank (A)  - 6.90%
$  770,000   5.24%, 02/19/97                                    764,508
 3,000,000   5.22%, 03/07/97                                  2,971,725
 7,000,000   5.25%, 05/02/97                                  6,876,479
 1,500,000   5.17%, 06/23/97                                  1,462,733
 1,500,000   5.61%, 07/07/97                                  1,456,289
 1,500,000   5.22%, 08/15/97                                  1,450,845
                                                           ------------
                                                             14,982,579
                                                           ------------

             Federal Farm Credit Bank (A)  - 5.53%
 5,000,000   5.19%, 05/28/97                                  4,894,038
   335,000   5.19%, 05/29/97                                    327,852
 1,000,000   5.27%, 06/18/97                                    975,407
 2,625,000   5.25%, 10/31/97                                  2,509,833
 3,500,000   5.28%, 12/18/97                                  3,319,991
                                                           ------------
                                                             12,027,121
                                                           ------------

             U.S. Treasury Notes - 2.30%
 2,000,000   5.50%, 07/31/97                                  1,996,406
 3,000,000   6.00%, 08/31/97                                  3,005,118
                                                           ------------
                                                              5,001,524
                                                           ------------


             Federal National Mortgage Association (A) - 1.60%
 3,500,000   5.47%, 02/27/97                                  3,469,521
                                                           ------------

             Total U.S. Government
             and Agency Obligations                          35,480,745
             (Cost $ 35,480,745)                           ------------


MUNICIPAL BOND - 1.15%

 2,500,000   De Kalb County, Georgia
             Development Authority Revenue
             5.55%, 02/04/97                                  2,500,000
                                                           ------------

             Total Municipal Bond                             2,500,000
             (Cost $2,500,000)                             ------------

                      See Notes to Financial Statements.
--------------------------------------------------------
                                                                             F-1

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (A) - 62.50%

            Finance - 22.41%
$3,520,000  Asset Backed Capital Finance, Inc.
            5.51%, 03/17/97*                                      $    3,480,267
 1,000,000  Asset Backed Capital Finance, Inc.
            5.45%, 05/12/97                                              980,168
 5,000,000  Asset Backed Capital Finance, Inc.
            5.53%, 11/14/97*                                           4,999,160
 5,000,000  Clipper Receivables Corp.
            5.45%, 01/16/97                                            4,988,646
 2,000,000  Cofco Capital Corp.
            5.40%, 02/14/97                                            1,986,800
 2,000,000  Cofco Capital Corp.
            5.55%, 02/19/97                                            1,984,892
 2,400,000  Finance One Funding Corp.
            5.45%, 02/13/97                                            2,384,377
 3,000,000  Galacia Funding Corp.
            5.67%, 03/05/97                                            2,970,233
 2,000,000  Pegasus Two, Ltd.
            5.55%, 02/21/97                                            1,984,275
 3,000,000  Pegasus Two, Ltd.
            5.42%, 03/10/97                                            2,969,287
 4,000,000  Receivables Capital Corp.
            5.48%, 01/17/97                                            3,990,258
 5,493,000  Receivables Capital Corp.
            5.30%, 02/07/97                                            5,462,740
 5,000,000  Standard Credit Card Master Trust I
            5.52%, 01/14/97                                            4,990,033
 1,200,000  Toshiba International Finance
            5.55%, 01/24/97                                            1,195,745
 2,400,000  Toshiba International Finance
            5.35%, 04/15/97                                            2,362,907
 2,000,000  Toshiba International Finance
            5.42%, 06/09/97                                            1,952,123
                                                                  --------------
                                                                      48,681,911
                                                                  --------------

            Consumer Goods - 6.47%
 5,000,000  Den Danske Corp.
            5.37%, 01/09/97                                            4,994,033
 3,000,000  Den Danske Corp.
            5.34%, 02/10/97                                            2,982,200
 1,000,000  Duracell Inc.
            6.00%, 01/02/97                                              999,833
 2,500,000  Penney (J.C.) Funding Corp.
            5.39%, 03/19/97                                            2,471,178
   630,000  Sharp Electronics Corp.
            5.34%, 02/14/97                                              625,888
 2,000,000  Sharp Electronics Corp.
            5.33%, 02/21/97                                            1,984,898
                                                                  --------------
                                                                      14,058,030
                                                                  --------------

            Other - 5.49%
 4,000,000  Massachusetts Educational Finance Authority
            6.10%, 01/02/97                                            3,999,322
 8,000,000  Nebhelp Capital Services, Inc.
            5.34%, 02/24/97                                            7,935,920
                                                                  --------------
                                                                      11,935,242
                                                                  --------------

            Banking - 5.41%
 5,000,000  Banco Bradesco SA Grand Cayman
            5.30%, 04/28/97                                            4,913,875
 3,000,000  Banco De Credito Nacional SA
            5.65%, 06/06/97                                            2,926,550
 4,000,000  Unifunding, Inc.
            5.32%, 05/12/97                                            3,922,564
                                                                  --------------
                                                                      11,762,989
                                                                  --------------

            Security Brokers, Dealers and Exchanges - 5.23%
 3,000,000  CS First Boston, Inc.,
            5.29%, 04/02/97                                            2,959,884
 2,500,000  Merrill Lynch & Co., Inc.
            5.36%, 04/23/97                                            2,458,311
 3,000,000  Paine Webber Group, Inc.
            5.55%, 01/10/97                                            2,995,838
 3,000,000  Paine Webber Group, Inc.
            5.35%, 05/12/97                                            2,941,596
                                                                  --------------
                                                                      11,355,629
                                                                  --------------

            Automotive Financing - 4.32%
 2,500,000  General Motors Acceptance Corp.
            5.72%, 02/14/97                                            2,482,522
   925,000  General Motors Acceptance Corp.
            5.37%, 05/01/97                                              908,443
 6,000,000  Mitsubishi Motors Credit Of America
            5.97%, 01/15/97                                            5,987,330
                                                                  --------------
                                                                       9,378,295
                                                                  --------------

            Utilities - 3.55%
 1,200,000  Electricite De France
            6.00%, 01/02/97                                            1,199,800
   800,000  Laclede Gas Co.
            5.65%, 01/21/97                                              797,489
 3,000,000  Northern Indiana Public Service Co.
            5.40%, 02/03/97                                            2,985,150
 2,750,000  Northern Indiana Public Service Co.
            5.41%, 02/07/97                                            2,734,709
                                                                  --------------
                                                                       7,717,148
                                                                  --------------

            Industrial - 3.45%
 5,000,000  Cargill
            5.90%, 01/06/97                                            4,995,904
 2,500,000  Corporate Receivables Corp.
            5.42%, 01/13/97                                            2,495,483
                                                                  --------------
                                                                       7,491,387
                                                                  --------------

            Transportation - 3.44%
 2,500,000  Cooperative Association of Tractor Dealers
            5.60%, 01/21/97                                            2,492,222
 1,000,000  Cooperative Association of Tractor Dealers
            5.33%, 02/03/97                                              995,114
 2,500,000  Cooperative Association of Tractor Dealers
            5.40%, 02/04/97                                            2,487,250
 1,500,000  Daimler-Benz North America Corp.
            5.40%, 02/12/97                                            1,490,550
                                                                  --------------
                                                                       7,465,136
                                                                  --------------

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
            Paper - 2.73%
$6,000,000  Jefferson Smurfit Finance Corp.
            5.40%, 03/18/97                                       $    5,931,600
                                                                  --------------
            Total Commercial Paper                                   135,777,367
            (Cost $135,777,367)                                   --------------

BANKERS' ACCEPTANCE - 4.07%

 1,157,242  Bank of Boston
            5.50%, 02/24/97                                            1,147,695
 1,900,000  Chase Manhattan Bank
            5.45%, 03/04/97                                            1,882,166
 2,000,000  Corestates Capital Corp.
            5.43%, 01/23/97                                            1,993,363
 1,419,450  European Investment Bank
            5.50%, 03/24/97                                            1,401,667
 1,308,708  European Investment Bank
            5.35%, 04/28/97                                            1,285,953
 1,150,000  Republic National Bank of New York
            5.45%, 03/14/97                                            1,137,465
                                                                  --------------
            Total Bankers' Acceptance                                  8,848,309
            (Cost $8,848,309)                                     --------------

                                                                       Value
 SHARES                                                              (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.30%

   642,025  Goldman Sachs Financial Square Prime
            Obligation Portfolio Fund                             $      642,025
                                                                  --------------
            Total Investment Company                                     642,025
            (Cost $642,025)                                       --------------

Total Investments - 97.76%                                           212,390,190
(Cost $212,390,190)                                               --------------

Net Other Assets and Liabilities - 2.24%                               4,865,542
                                                                  --------------
Net Assets - 100.00%                                              $  217,255,732
                                                                  ==============

---------------------------------------
  * Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1996.
(A)  Effective yield at time of purchase.
(B) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1996, these securities amounted to $3,000,000 or 1.38% of net assets.
MTN  Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $212,390,359.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; and $35,977 in 2004.

OTHER INFORMATION

The composition of ratings for both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings (unaudited)

                Aaa         100.00%


                      See Notes to Financial Statements.
--------------------------------------------------------

-------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
-------------------------------------------------------------------------------
            STATEMENT OF ASSETS AND LIABILITIES . December 31, 1996
-------------------------------------------------------------------------------

                                                                                                           Money Market Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments at value (Cost $212,390,190).............................................................      $ 212,390,190
   Cash.................................................................................................            104,813
   Receivable for shares sold...........................................................................          4,222,021
   Interest and dividend receivables....................................................................            603,717
                                                                                                              -------------
       Total Assets.....................................................................................        217,320,741
                                                                                                              -------------

LIABILITIES:
   Advisory fee payable (Note 3)........................................................................             49,517
   Accrued expenses and other payables..................................................................             15,492
                                                                                                              -------------
       Total Liabilities................................................................................             65,009
                                                                                                              -------------
NET ASSETS..............................................................................................      $ 217,255,732
                                                                                                              =============

NET ASSETS consist of
   Paid-in capital (Note 6).............................................................................      $ 217,292,369
   Accumulated  net realized gain (loss) on investments sold............................................            (36,637)
                                                                                                              -------------
TOTAL NET ASSETS........................................................................................      $ 217,255,732
                                                                                                              =============

Shares of beneficial interest outstanding(unlimited authorization, no par value)........................        217,292,369

NET ASSET VALUE,
   Offering and redemption price per share..............................................................      $       1.000
                                                                                                              =============
                                STATEMENT OF OPERATIONS . For Year Ended December 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2)....................................................................................      $  10,087,550
   Dividends (Note 2)...................................................................................            156,281
                                                                                                              -------------
     Total investment income............................................................................         10,243,831
                                                                                                              -------------

EXPENSES
   Investment advisory fees (Note 3and 4)...............................................................            510,258
   Custodian fees (Note 3)..............................................................................             20,630
   Fund accounting fees (Note 3)........................................................................             36,779
   Legal fees...........................................................................................              1,349
   Audit fees...........................................................................................              7,800
   Trustees' fees and expenses (Note 3).................................................................              5,109
   Reports to shareholders..............................................................................             40,748
   Insurance............................................................................................              1,311
   Miscellaneous........................................................................................              6,012
                                                                                                              -------------
     Total expenses.....................................................................................            629,996
                                                                                                              -------------
NET INVESTMENT INCOME...................................................................................          9,613,835
                                                                                                              -------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.................................................................            (35,900)
                                                                                                              -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS.....................................................................      $   9,577,935
                                                                                                              =============

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

-------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                            Money Market Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                         Years Ended December 31,
                                                                                          1996              1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year.....................................................   $ 155,211,174     $ 95,991,332
                                                                                       -------------      -----------

Increase (Decrease) in net assets resulting from operations:
   Net investment income (loss) ....................................................       9,613,835        7,715,400
   Net realized gain (loss) on investments sold.....................................         (35,900)            (390)
                                                                                       -------------      -----------
   Net increase (decrease) in net assets resulting from operations..................       9,577,935        7,715,010
                                                                                       -------------      -----------

Distributions to shareholders from:
   Net investment income............................................................      (9,613,835)      (7,715,400)
                                                                                       -------------      -----------

Capital share transactions:
   Net proceeds from sales of shares................................................     189,973,951      178,261,897
   Issued to shareholders in reinvestment of distributions..........................       9,613,835        7,715,400
   Cost of shares repurchased.......................................................    (137,507,328)    (126,757,065)
                                                                                       -------------      -----------
     Net increase (decrease) from capital share transactions........................      62,080,458       59,220,232
                                                                                       -------------      -----------
     Total increase (decrease) in net assets........................................      62,044,558       59,219,842
                                                                                       -------------      -----------

NET ASSETS at the end of year (including line A)....................................   $ 217,255,732    $ 155,211,174
                                                                                       =============      ===========

(A) Undistributed (distributions in excess of) net investment income (loss).........   $          --    $          --
                                                                                       =============      ===========

OTHER INFORMATION:
Share transactions:
   Sold.............................................................................     189,973,951      178,261,897
   Issued to shareholders in reinvestment of distributions..........................       9,613,835        7,715,400
   Repurchased......................................................................    (137,507,328)    (126,757,065)
                                                                                       -------------      -----------
     Net increase (decrease) in shares outstanding..................................      62,080,458       59,220,232
                                                                                       =============      ===========


                      See Notes to Financial Statements.
--------------------------------------------------------

-------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
-------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------

                                                                                Years Ended December 31,
                                                           ------------------------------------------------------------------
                                                         1996           1995            1994            1993            1992
                                                     -------------   ------------   -------------   -------------   -------------

Net Asset Value, Beginning of Year...............    $       1.000   $      1.000   $       1.000   $       1.000   $       1.000
                                                     -------------   ------------   -------------   -------------   -------------
Income from Investment Operations:
   Net Investment Income (1).....................            0.052          0.057           0.039           0.030           0.037
   Net Realized Gain (Loss) on Investments.......             --             --              --              --               --
                                                     -------------   ------------   -------------   -------------   -------------
     Total from Investment Operations............            0.052          0.057           0.039           0.030           0.037
                                                     -------------   ------------   -------------   -------------   -------------

Less Distributions:
   Distributions from Net Investment Income......           (0.052)        (0.057)         (0.039)         (0.030)         (0.037)
                                                     -------------   ------------   -------------   -------------   -------------

Net Increase (Decrease) in Net Asset Value.......            --              --              --              --              --
                                                     -------------   ------------   -------------   -------------   -------------
Net Asset Value, End of Year.....................    $       1.000   $      1.000   $       1.000   $       1.000   $       1.000
                                                     =============   ============   =============   =============   =============

Total Return.....................................            5.36%          5.84%           3.93%           3.00%           3.78%

Ratios/Supplemental Data:
Net Assets, End of Year (000's)..................    $    217,256    $   155,211    $     95,991    $     71,052    $     64,506
Ratios to Average Net Assets:
   Net Investment Income.........................            5.22%          5.68%           3.94%           2.95%           3.65%
   Operating Expenses Including Reimbursement....            0.34%          0.36%           0.45%           0.42%           0.44%
   Operating Expenses Excluding Reimbursement....            0.34%          0.36%           0.45%           0.43%           0.44%
   Gross Management Fee..........................            0.28%          0.29%           0.32%           N/A             N/A
   Net Management Fee............................            0.28%          0.29%           0.31%           N/A             N/A

--------------------------------------------------------------------
(1) Net investment income per share before reimbursement of fees by the investment adviser were $0.030 in 1993 for Money Market Fund.


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.  ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market Fund (individually, a "Portfolio") only.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities of the Portfolio are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds.

Federal Income Taxes: The Trust treats the Portfolio as a separate entity for Federal income tax purposes. The Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund. The Portfolio declares and distributes all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

3.  INVESTMENT ADVISORY, ADMINISTRATION
    AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate of 0.35% of the net asset value on the first $50,000,000, 0.25% on the next $200,000,000 and 0.20% on the remainder of the Portfolio's assets

The Manager has entered into a Sub-Adviser Agreement for the management of the investments of the Portfolio. The Manager is solely responsible for the payment of all fees to the Sub-Adviser. The Sub-Adviser for the Portfolio is Allmerica Asset Management, Inc.

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolio and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolio for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.  REIMBURSEMENT OF EXPENSES

In the event normal operating expenses of the Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed a certain voluntary expense limitation of 0.60%, the Manager will bear such expenses directly or reduce its compensation from the Portfolio by the excess of the stated expense limitation. The expense limitation may be removed or revised without prior notice to existing shareholders. The Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitation.

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolio, without a par value.

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
                            REGULATORY DISCLOSURES
--------------------------------------------------------------------------------


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds and is not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company and Allmerica Investment Trust, which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------


This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum Fund(SM) Variable Annuity contracts. Separate account financial statements will not be provided in the annual report. If you would like to receive separate account financial statements as of December 31, 1996, they may be obtained from Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, 1-800-828-0540, extension 201.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees and Shareholders
of the Allmerica Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Allmerica Investment Trust Money Market Fund, (hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 14, 1997

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